UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2005

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3150 Sabre Drive, Southlake, Texas		76092
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code : (682) 605-1000

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition

On July 28, 2005, Sabre Holdings Corporation (the “Company”) issued the news release attached hereto as Exhibit 99.1 reporting the financial results of the Company for the second quarter ended June 30, 2005 (the “Earnings Release”).

Item 7.01.              Regulation FD Disclosure

The Earnings Release also provides an outlook for third quarter and full-year 2005 financial performance.  In the Earnings Release, the Company utilized the non-GAAP financial measures and other items discussed in Appendix A hereto.  Appendix A hereto (incorporated herein by reference) also contains certain statements of the Company’s management regarding the use and purposes of the non-GAAP financial measures utilized therein.  A reconciliation of the non-GAAP financial measures discussed in the Earnings Release to the comparable GAAP financial measures is attached to the Earnings Release.

Item 9.01.              Financial Statements and Exhibits

Exhibit(s)

Exhibit	Description
99.1	News release reporting Financial Results for the Quarter ended June 30, 2005, issued by Sabre Holdings Corporation on July 28, 2005.

All of the information furnished in Items 2.02, 7.01 and 9.01 of this report and the accompanying appendix and exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this report which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre Holdings Corporation on the date this report was submitted. Sabre Holdings Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: the integration of acquired businesses, such as

lastminute.com, including ensuring the effectiveness of the design and operation of the internal controls and disclosure controls of acquired businesses; and the Company’s revenues being highly dependent on the travel and transportation industries and, therefore, being vulnerable to the financial instability or bankruptcy of air carriers and increasing competition from alternative travel distribution channels and internet search engine companies.  Sabre Holdings Corporation may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Sabre Holdings Corporation’s most recent filing on Form 10-Q with the Securities and Exchange Commission..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

(Registrant)

Date: July 28, 2005
/s/ James F. Brashear
(Signature)
Name: James F. Brashear
Title: Corporate Secretary

Appendix A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO GAAP FINANCIAL MEASURES AND OTHER ITEMS

The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance.  We also believe the non-GAAP measures provide investors with a better baseline for modeling the Company’s future earnings expectations.    Our management uses these non-GAAP measures for the same purpose.  We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results.  These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.  We have provided definitions below for certain non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors.  In addition, we have provided tables with the Earnings Release to reconcile some of the non-GAAP financial measures utilized therein to GAAP financial measures.

ADJUSTED EBITDA

We define Adjusted EBITDA as GAAP net income before income taxes, minority interest, other income (expense), net, interest income and expense and depreciation and amortization.  In prior periods, we referred to Adjusted EBITDA as EBITDA.  Because this measure includes minority interest and other income (expense), net, we now call this measure Adjusted EBITDA.  Our management uses Adjusted EBITDA as a supplemental measure in the evaluation of our businesses and believes that Adjusted EBITDA provides a meaningful measure of our ability to meet our future debt service, capital expenditures and working capital requirements.  Adjusted EBITDA is not a financial measure under GAAP.  Accordingly, it should not be considered in isolation or as a substitute for net income, operating income, cash flow provided by (used in) operating activities or other income or cash flow data prepared in accordance with GAAP.  When evaluating Adjusted EBITDA, investors should consider, among other factors, (i) increasing or decreasing trends in Adjusted EBITDA, (ii) whether Adjusted EBITDA has remained at positive levels historically, and (iii) how Adjusted EBITDA compares to levels of interest expense. We provide a reconciliation of Adjusted EBITDA to GAAP Net Earnings.  Because Adjusted EBITDA excludes some, but not all, items that affect net income and may vary among companies, the Adjusted EBITDA presented by the Company may not be comparable to similarly titled measures of other companies. Although we believe that Adjusted EBITDA may provide additional information with respect to our ability to meet its future debt service, capital expenditures and working capital requirements, our functional or legal requirements may require us to utilize available funds for other purposes.

ADJUSTED SEGMENT EBITDA

We define Adjusted Segment EBITDA as GAAP operating income before depreciation and amortization for each of our business segments.  Our management feels that reporting Adjusted Segment EBITDA will help satisfy the requests of our investors for additional information regarding business segment performance.  In addition, our management believes that utilizing (and intends to utilize) Adjusted Segment EBITDA as a supplemental measure in the evaluation of our business segments by providing additional insight into the performance of our individual business segments and their ability to contribute to future debt service, capital expenditures and working capital requirements of the Company.  Adjusted Segment EBITDA is not a financial measure under GAAP.  Accordingly, it should not be considered in isolation or as a substitute for GAAP operating income for our business segments.  When evaluating Adjusted Segment EBITDA, investors should consider, among other factors, (i) increasing or decreasing trends in Adjusted Segment EBITDA,  and (ii) whether Adjusted Segment EBITDA has remained at positive levels historically.  We provide a reconciliation of Adjusted Segment EBITDA to GAAP operating income for each business segment, as our segments do not have GAAP net income.  Because Adjusted Segment EBITDA excludes some, but not all, items that affect operating income and may vary among companies, the Adjusted Segment EBITDA presented by the Company may not be comparable to similarly titled measures of other companies.

NET EARNINGS, EXCLUDING ADJUSTING ITEMS (ADJUSTED NET EARNINGS)

This measure consists of GAAP Net Earnings for the quarter, adjusted for the items detailed in the related reconciliation.  Adjusting items can include stock compensation and amortization of intangible assets from merger and acquisition activity, net of applicable taxes and minority interests.  We use this measure to analyze the results of the Company and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting.  We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance, because items such as stock compensation and intangible amortization from merger and acquisition activity will change periodically (e.g. completion of an intangible asset’s useful life, completion of a stock option’s vesting cycle or forfeiture of a stock option), and therefore can be episodic in nature and can obscure our core operating results and skew projections.  Consequently, we believe Adjusted Net Earnings more accurately represents our core operating results and provides a better baseline for modeling future earnings expectations.  Adjusted Net Earnings does not provide a complete position of our results of operations, as the historical items excluded in the related reconciliation are included in net earnings presented under GAAP.  Therefore a review of net earnings on both a non-GAAP basis and GAAP basis should be performed to get a comprehensive view of our results.  We provide a reconciliation of Adjusted Net Earnings to GAAP Net Earnings.

DILUTED EARNINGS PER SHARE (EPS), EXCLUDING ADJUSTING ITEMS

This non-GAAP financial measure is defined as the portion of the Company’s GAAP Net Earnings assigned to each share of stock, excluding the adjusting items described by us in the related reconciliation.  We use this measure to analyze the results of the Company and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting.  We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance, because items such as stock compensation and intangible amortization from merger and acquisition activity will change periodically (e.g. completion of an intangible asset’s useful life, completion of a stock option’s vesting cycle or forfeiture of a stock option), and therefore can be episodic in nature and can obscure our core operating results and skew projections.  Consequently, we believe diluted EPS, excluding adjusting items, more accurately represents our core operating results and provides a better baseline for modeling future earnings expectations.  Diluted EPS, excluding adjusting items, does not provide a complete position of our results of operations, as the historical items excluded in the related reconciliation are included in diluted EPS presented under GAAP.  Therefore a review of diluted EPS on both a non-GAAP basis and GAAP basis should be performed to get a comprehensive view of our results.  We provide a reconciliation of diluted EPS, excluding adjusting items, to GAAP diluted EPS.

FREE CASH FLOW

We calculate free cash flow as the difference between cash provided by (used in) operations and additions to property and equipment. Our management believes that free cash flow is a useful indicator in evaluating the overall financial performance of the Company and its ability to repay debt, make future investments, pay dividends and buyback common stock. Free cash flow is not a financial measure under GAAP.  Free cash flow may not be comparable to other similarly titled measures of other companies, and should not be considered in isolation or as a substitute for net income, operating cash flow or any other financial measure prepared in accordance with GAAP. When evaluating free cash flow, investors should consider, among other factors, increasing or decreasing trends in free cash flow and whether free cash flow has remained at positive levels historically. We provide a reconciliation of Free Cash Flow to GAAP Net Cash provided by (used in) operations.  Although we believe that free cash flow may provide additional information with respect to our ability to repay debt, make future investments, pay dividends and buyback common stock, our functional or legal requirements may require us to utilize available funds for other purposes.

ADJUSTED OPERATING INCOME

This measure consists of GAAP Operating Income for the quarter, adjusted for the items detailed in the related reconciliation.  Our management uses this measure to analyze the results of the Company (or, as applicable, the results of one of the Company’s business units) and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting.  We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance because items such as stock compensation and intangible amortization from merger and acquisition activity will change periodically (e.g. completion of an intangible asset’s useful life, completion of a stock option’s vesting cycle or forfeiture of a stock option), and therefore can be episodic in nature and can obscure our core operating results and skew projections.  Consequently, we believe adjusted operating income accurately represents our core operating results and provides a better baseline for modeling future operating earnings expectations.  Adjusted operating income does not provide a complete position of our results of operations, as the historical items listed in the related reconciliation are included in operating income presented under GAAP. Therefore a review of operating income on both a non-GAAP basis and GAAP basis should be performed to get a complete view of our results on both a historical basis and on a basis of what we believe to be a better representation of our business in the future. We provide a reconciliation of Adjusted Operating Income to GAAP Operating Income.

ADJUSTED OPERATING MARGIN

This measure consists of GAAP Operating Income for the quarter, adjusted for the items detailed in the related reconciliation, divided by revenue. Our management uses this measure to analyze the results of the Company (or as applicable, the results of one of the Company’s business segments) and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting.  We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance because items such as stock compensation and intangible amortization from merger and acquisition activity will change periodically (e.g. completion of an intangible asset’s useful life, completion of a stock option’s vesting cycle or forfeiture of a stock option), and therefore can be episodic in nature and can obscure our core operating results and skew projections.  Consequently, we believe adjusted operating margin accurately represents our core operating results and provides a better baseline for modeling future operating margin expectations.  Adjusted operating margin does not provide a complete position of our results of operations, as the historical items listed in the attached reconciliation are included in operating margin presented under GAAP. Therefore a review of operating margin on both a non-GAAP basis and GAAP basis should be performed to get a complete view of our results. We provide a reconciliation of Adjusted Operating Margin to GAAP Operating Margin.

EXHIBIT INDEX

Exhibit 99.1:	News release reporting Financial Results for the Quarter ended June 30, 2005, issued by Sabre Holdings Corporation on July 28, 2005.